THE PBHG FUNDS, INC.
                         SUPPLEMENT DATED JUNE 27, 1997
                                     TO THE
                         PROSPECTUS DATED MAY 20, 1997

This Supplement updates certain information contained in the above-referenced Prospectus of The PBHG Funds, Inc. (the "Fund"). You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

The following information replaces the fifth paragraph on the cover page of the
Prospectus:

     As of the date of this Supplement to the Prospectus, the PBHG Class shares of the PBHG Select Equity Fund are open to new investments. In addition, the PBHG Class shares of the PBHG Limited Fund are open to new investments by existing PBHG Class shareholders of the PBHG Limited Fund. The existing PBHG Class shareholders of the PBHG Limited Fund may open new accounts in the PBHG Limited Fund, provided that any new account is registered in the same name or has the same social security number or taxpayer identification number as the existing shareholder's account. The decision to reopen the PBHG Select Equity Fund and PBHG Limited Fund as described above does not affect the status of any other Portfolio or class of shares of The PBHG Funds, Inc.

The following information replaces the last four sentences in the last paragraph under the caption "How to Purchase Fund Shares" on page 24 of the
Prospectus:

     Shares of the PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Portfolio. The PBHG Limited Fund may recommence offering its shares to new investors in the future, provided that the Board of Directors determines that doing so would be in the best interest of the Portfolio and its shareholders.

The following information replaces the first sentence under the caption "Counsel and Independent Accountants" on page 38 of the Prospectus:

     Ballard Spahr Andrews & Ingersoll serves as counsel to the Fund.

PBHG - Supplement7/97